                                                                 Exhibit 10.5


                               PURCHASE AGREEMENT


         THIS PURCHASE AGREEMENT (this "Agreement") is made as of the 26th day of February, 1998, by and among Patriot American Hospitality, Inc. (the "REIT"), Wyndham International, Inc. (the "OPCO") (the REIT and the OPCO, each a "Company" and collectively the "Companies"), and NMS Services, Inc., a subsidiary of NationsBank Corporation (the "Purchaser"), through its agent NationsBanc Montgomery Securities LLC. References herein to the "Companies" refer to the REIT and the OPCO, and those entities respectively owned or controlled by the REIT or the OPCO.

         IN CONSIDERATION of the mutual covenants contained in this Agreement, the REIT, the OPCO and the Purchaser agree as follows:

         SECTION 1. Authorization of Sale of the Shares. Subject to the terms and conditions of this Agreement, the REIT has authorized the issuance to the Purchaser of up to an aggregate of 4,900,000 shares of common stock, par value $0.01 per share, of the REIT (the "REIT Shares") and the OPCO has authorized the issuance to the Purchaser of up to an aggregate of 4,900,000 shares of common stock, par value $0.01 per share (the "OPCO Shares"), which REIT Shares and OPCO Shares are paired and traded as a unit consisting of one (1) REIT Share and one
(1) OPCO Share (hereinafter each such paired unit is referred to as a "Paired Share" and the Paired Shares referred to in this sentence are herein called the "Purchase Shares"). In addition, the REIT and the OPCO may, pursuant to the Purchase Price Adjustment Mechanism dated as of February 26, 1998 (the "Purchase Price Adjustment Mechanism"), among the REIT, the OPCO and the Purchaser (which is incorporated by reference herein and attached hereto), issue to the Purchaser additional Paired Shares (the "Additional Shares") in settlement of certain of its obligations thereunder. The Purchase Shares and the Additional Shares are hereinafter collectively called the "Shares". For U.S. federal income tax and financial accounting purposes, the Companies and Purchaser agree, to the extent relevant to their respective business and commercial activities and in the absence of a change in applicable law or rules or an administrative determination or judicial ruling to the contrary, to treat payments and deliveries made pursuant to the Purchase Price Adjustment Mechanism as adjustments to the purchase price paid for the Purchase Shares pursuant to
Section 2 hereof.

         SECTION 2. Agreement to Sell and Purchase the Purchase Shares. Subject to the terms and conditions of this Agreement, on the Closing Date (as defined in Section 3 hereof), the Companies will sell to the Purchaser the

Purchase Shares, the number of which shall equal 4,900,000 paired shares for a per paired share purchase price of $24.8625 per Paired Share.

         SECTION 3.  Delivery of the Shares at the Closing.

         (a) Closing. The completion of the purchase and sale of the Purchase Shares (the "Closing") shall occur as soon as practicable, on such date to be agreed upon among the REIT, the OPCO and the Purchaser, but in no event later than the earlier of (i) February 27, 1998 or (ii) three business days after the execution of this Agreement (hereinafter, the "Closing Date").

         (b) Conditions. At Closing, the Companies shall deliver or cause to be delivered to the Purchaser one or more stock certificates registered in the name of the Purchaser representing the number of Purchase Shares set forth in Section 2 above.

          The obligation of the Companies to complete the sale of the Purchase Shares and deliver such stock certificate(s) to the Purchaser at the Closing shall be subject to the following conditions, any one or more of which may be waived by both of the Companies acting together: (i) receipt by the Companies of Federal Funds (or other mutually agreed upon form of payment) in the full amount of the purchase price for the Purchase Shares being purchase hereunder, (ii) the accuracy in all material respects, as of the Closing Date, of the representations and warranties made by the Purchaser herein and the fulfillment, in all material respects, as of the Closing Date, of those undertakings of the Purchaser to be fulfilled prior to the Closing, (iii) the full execution of the Purchase Price Adjustment Mechanism by the parties hereto and (iv) receipt by the Companies of a cross-receipt with respect to the Purchase Shares executed by the Purchaser.

         The Purchaser's obligation to accept delivery of such stock certificate(s) and to pay for the Purchase Shares evidenced thereby shall be subject to the following conditions: (i) the accuracy in all material respects, as of the Closing Date, of the representations and warranties made by the Companies herein and the fulfillment in all material respects, as of the Closing Date, of those undertakings of the Companies to be fulfilled prior to Closing; and (ii) the receipt by the Purchaser of all opinions and certificates to be delivered by the Companies pursuant to this Agreement.

         SECTION 4. Representations, Warranties and Covenants of the Companies. Except as set forth in the Companies' SEC Filings (as defined below), the Companies hereby represent and warrant to, and covenant with, the Purchaser as follows:


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

         (a) Organization and Qualification. The REIT has been formed as a real estate investment trust under Delaware law pursuant to a Certificate of Incorporation filed as of January 21, 1983 in the office of the Delaware Secretary of State, as amended and restated as of January 5, 1998 and filed in the office of the Delaware Secretary of State on such date. The REIT's existence has not been suspended or terminated nor have any dissolution, revocation or forfeiture proceedings regarding the REIT been commenced. The REIT has been duly qualified to do business in each jurisdiction where the failure so to qualify to do business would have a material adverse effect on the financial condition, business, operations or prospects of the Companies taken as a whole (a "Material Adverse Effect"). The OPCO has been duly organized, is validly existing and in good standing under the laws of Delaware. The OPCO's corporate existence has not been suspended or terminated, nor have any dissolution, liquidation or forfeiture proceedings involving the OPCO been commenced. The OPCO has been duly qualified to do business in each jurisdiction where the failure so to qualify to do business would have a Material Adverse Effect.

          (b) Authorized Capital Stock. The REIT had 1.5 billion authorized shares as of February 9, 1998, consisting of 650 million REIT Shares, par value $0.01 per share, 750 million shares of excess stock, par value $0.01 per share, and 100 million shares of preferred stock, par value $0.01 per share ("Patriot Preferred Stock"). The OPCO had authorized capital stock as of December 1, 1997 of 1.5 billion shares, consisting of 650 million OPCO Shares, par value $0.01 per share, 750 million shares of excess stock, par value $0.01 per share, and 100 million shares of preferred stock, par value $0.01 per share. As of February 9, 1998, there were 99,878,341 Paired Shares outstanding, 7,190,091 Paired Shares were reserved for issuance pursuant to equity plans filed pursuant to the Companies' SEC Filings (as defined below), and 12,701,170 Paired Shares were reserved for issuance upon the election by the Companies to acquire, in exchange for Paired Shares, units of limited partnership interest in Patriot American Hospitality Partnership, L.P. and Patriot American Hospitality Operating Partnership, L.P. tendered by redeeming unit holders. As of February 9, 1998, there were 4,860,876 shares of Patriot Preferred Stock outstanding and no preferred shares of the OPCO were outstanding. The issued and outstanding Paired Shares of the Companies have been duly authorized and validly issued are fully paid and nonassessable, have been issued in compliance in all material respects with all federal and state securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities, and conform in all material respects to the description thereof included in the Companies' SEC Filings. Other than as described in the Companies' SEC Filings, none of the Companies has outstanding any options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations. The description of the Companies' stock, stock bonus and other stock plans or arrangements and the options or other rights granted and exercised thereunder in the Companies' SEC Filings accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options and rights. The Purchase Shares represented less than 4.7% of the total issued and outstanding Paired Shares on February 26, 1998.

          (c) Issuance, Sale and Delivery of the Shares. The Purchase Shares to be sold by the Companies have been duly authorized and, when issued, delivered and paid for in the manner set forth in this Agreement, will be duly authorized, validly issued, fully paid and nonassessable, and will conform in all material respects to the description thereof included in the Companies' SEC Filings. The Additional Shares, if and when issued pursuant to the Purchase Price Adjustment Mechanism, will be duly authorized, validly issued, fully paid and nonassessable, and will conform in all material respects to the description thereof included in the Companies' SEC Filings. None of the Purchase Shares when issued and delivered to the Purchaser shall be subject to any lien, security interest, claim, charge or encumbrance of any nature. No further approval or authority of the stockholders or the Board of Directors of the REIT or the OPCO will be required for the issuance and/or sale of the Purchase Shares to be sold by the Companies as contemplated herein or in the Purchase Price Adjustment Mechanism, except such as shall have been obtained on or before the Closing Date. The issuance and/or sale of the Purchase Shares to the Purchaser by the Companies pursuant to this Agreement or the Purchase Price Adjustment Mechanism (as the case may be), the compliance by the Companies with the other provisions of this Agreement or the Purchase Price Adjustment Mechanism and the consummation of the other transactions contemplated hereby or thereby do not require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as shall have been obtained on or before the Closing Date or as could not prevent or adversely affect the transactions contemplated by this Agreement, other than the registration of the resale of the Shares by the Purchaser with the Securities and Exchange Commission (the "SEC") and any required Blue Sky filings with the States. The Companies meet and will continue to meet the requirements for use of Form S-3 under the Securities Act and the rules and regulations promulgated thereunder (the "Rules and Regulations"). The Companies have filed and will file all documents which are required to file under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and all such documents (collectively, together with the Companies' registration statements filed under the Securities Act which have been declared effective since January 1, 1997 and have not been withdrawn, the "Companies' SEC Filings") comply in all material respects with the requirements of the Securities Act and the Rules and Regulations and the Exchange Act and the rules and regulations thereunder, as applicable, and none of such documents, when so filed, contained or will contain any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and any documents so filed and incorporated by reference subsequent to the effective date of the Registration Statements (as defined in Section 7 below) shall, when they are filed with the SEC, conform in all material respects with the requirements of the Securities Act and the Rules and Regulations and the Exchange Act and the rules and regulations thereunder, as applicable. No Registration Statement filed in respect of any of the Purchase Shares or Additional Shares, when so filed, will contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         (d) Due Execution, Delivery and Performance of the Agreement. Each Company has full legal right, power and authority to enter into this Agreement and the Purchase Price Adjustment Mechanism and perform the transactions contemplated hereby and thereby. This Agreement and the Purchase Price Adjustment Mechanism have been duly authorized, executed and delivered by the Companies. The making and performance of this Agreement and the Purchase Price Adjustment Mechanism by the Companies and the consummation of the transactions herein and therein contemplated will not in any material respect violate any provision of the certificate of incorporation, bylaws, or other organizational documents, of the Companies, and will not in any material respect conflict with, result in the breach or violation of, or constitute, either by itself or upon notice or the passage of time or both, a default under any material agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which either Company is a party or by which either Company or its respective properties may be bound or affected, any statute or any authorization, judgment, decree, order, rule or regulation of any court or any regulatory body, administrative agency or other governmental body applicable to either Company or any of its respective properties. Upon the execution and delivery hereof, each of this Agreement and the Purchase Price Adjustment Mechanism will constitute the valid and binding obligation of the Company, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the enforceability of the indemnification agreements of the Companies in Section 7(e) hereof may be limited by public policy.

          (e) Accountants. The Companies' independent certified public accountants, who have expressed their opinion with respect to the Most Recent Financial Statements (as defined below) are independent accountants as required by the Securities Act and the Rules and Regulations. Each Company shall cause its independent certified public accountants to deliver, on the effective date of the Registration Statement, and thereafter on any Relevant Date (as defined below) upon the request of the Purchaser (which shall be made no more frequently than once during any 30-day period), a letter stating that such accountants are independent public accountants within the meaning of the Securities Act and otherwise in customary form and covering such financial and accounting matters as are then customarily covered by "comfort letters" of independent certified public accountants delivered to underwriters in connection with secondary public offerings of equity securities pursuant to a shelf registration statement. "Relevant Date" means each of (i) each Exchange Trading Day during the Unwind Period for any Daily Sales unwind (each as defined in the Purchase Price Adjustment Mechanism), (ii) Day S for any Underwritten Sale unwind (each as defined in the Purchase Price Adjustment Mechanism), (iii) the date any Paired Shares are delivered by the Companies pursuant to Section III.E.6. of the Purchase Price Adjustment Mechanism and (iv) the date any Interim Settlement Shares (as defined in the Purchase Price Adjustment Mechanism) are delivered under the Purchase Price Adjustment Mechanism and each Exchange Trading Day during the related Interim Settlement Unwind Period.

          (f) No Defaults. Except as to defaults, violations and breaches which individually or in the aggregate would not be material to the Companies taken as a whole, neither Company is in violation or default of any provision of its certificate of incorporation or bylaws, or other organizational documents, and is not in breach of or default with respect to any provision of any agreement judgment, decree, order, mortgage, deed of trust, lease, franchise, license indenture, permit or other instrument to which it is a party or by which it or any of its properties are bound; and there does not exist any state of fact which constitutes an event of default on the part of the Company as defined in such documents or which, with notice or lapse of time or both, would constitute such an event of default except such defaults which individually or in the aggregate would not be material to the Companies.

         (g) Contracts. Neither Company, nor to the best of the knowledge of each Company, any other party is in breach of or default under any contracts to which either Company is a party except such breach or default which individually or in the aggregate would not have a Material Adverse Effect.

         (h) No Actions. There are no legal or governmental actions, suits or proceedings pending or, to the best of the Companies' knowledge, threatened to which either Company is or may be a part or of which property owned or leased by either Company is or may be the subject, or related to environmental or discrimination matters, which actions, suits or proceedings would be reasonably likely, individually or in the aggregate, to prevent or to adversely affect the transactions contemplated by this Agreement or result in a Material Adverse Effect, and no labor disturbance by the employees of the Companies exists or is imminent which might be expected to have a Material Adverse Effect. Except as may be described in the Companies' SEC Filings, neither Company is a party or subject to the provisions of any material injunction, judgment, decree or order of any court, regulatory body, administrative agency or other governmental body.

          (i) Properties. Each Company has good and marketable title to all the properties and assets reflected as owned by such Company in the financial statements included in the Most Recent Financial Statements, except for properties or assets disposed of in the ordinary course of business since the date thereof, subject to no lien, mortgage, pledge, charge or encumbrance of any kind except (i) those, if any, reflected in such financial statements or the Companies' SEC Filings, or (ii) those which are not material in amount and do not adversely affect the use made and promised to be made of such property by the Company. Each Company holds its leased properties under valid and binding lease, with such exceptions as are not materially significant in relation to the business of the Companies. Each Company owns or leases all such properties as are necessary to its operations as now conducted. The REIT is qualified as a real estate investment trust under the Internal Revenue Code of 1986, as amended, with respect to its taxable years ended December 31, 1995 and December 31, 1996, and is organized in conformity with the requirements for qualification as a real estate investment trust, and its manner of operation has enabled it to meet the requirements for qualification as a real estate investment trust as of the date hereof, and its proposed manner of operation will enable it to meet the requirements for qualification as a real estate investment trust in the future.

          (j) No Material Change. Since the date of the Most Recent Financial Statements, and except as otherwise disclosed in the Companies' SEC Filings as of the Closing Date or in writing to the Purchaser (i) neither Company has incurred any liabilities or obligations, indirect, or contingent, which will have a Material Adverse Effect or entered into any material verbal or written agreement or other material transaction which is not in the ordinary course of business (it being agreed that for purposes of this sentence the REIT's ordinary course of business shall include the acquisition or disposition, directly indirectly, of real estate properties or businesses of a type that may be owned by a "real estate investment trust" (as defined under the Internal Revenue Code) and the OPCO's ordinary course of business shall include the acquisition or disposition, directly or indirectly of assets or business related to or engaged in the hospitality industry) or which could reasonably be expected to result in a material reduction in the future earnings of the Companies; (ii) neither Company has sustained any loss or interference with its businesses or properties (taken as a whole) from fire, flood, windstorm, accident or other calamity, whether or not covered by insurance, which has had a Material Adverse Effect; (iii) there has not been any material change in the authorized capital of the Companies or material increase in the principal amount of outstanding indebtedness of the Companies (other than in the ordinary course of business); and (iv) there has not been any material adverse change in the condition (financial or otherwise), business, properties, results of operations or prospects of the Companies.

          (k) Intellectual Property. Each Company believes it has sufficient trademarks, trade names, patent rights, copyrights, licenses, approvals and governmental authorizations to conduct its businesses as now conducted; and neither Company has knowledge of any material infringement by it of trademark, trade name rights, patent rights, copyrights, licenses, trade secrets or other similar rights of others, and no claim has been made against either Company regarding trademark, trade name, patent, copyright, license, trade secrecy or other infringement which is reasonably likely to have a Material Adverse Effect.

          (l) Compliance. Neither Company has been advised, nor has reason to believe, that it is not conducting business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting business, including, without limitation, all applicable local, state and federal environmental laws and regulations; except where failure to be so in compliance would not have a Material Adverse Effect.

          (m) Taxes. Each Company has filed all necessary material federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon (except for those taxes which are being contested in good faith through appropriate proceedings, for which adequate reserves have been established and which are either reflected in the Most Recent Financial Statements or disclosed by the Companies to the Purchaser in writing), and neither Company has knowledge of any tax deficiency which has been or might be asserted or threatened against the Company which could have a Material Adverse Effect.

          (n) Transfer Taxes. On the Closing Date, all stock transfer or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Purchase Shares to be sold to the Purchaser hereunder will be, or will have been, fully paid or provided for by the Companies and all laws imposing such taxes will be or will have been fully complied with in all material respects.


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

         (o) Investment Company. Neither of the Companies is required to register as an "investment company" at such term is defined in the Investment Company Act of 1940, as amended.

         (p) Insurance. Each Company maintains insurance (or insurance is maintained on its behalf) of the types and in the amounts generally deemed adequate under customary industry standards for its business, including, but not limited to, insurance covering all real and personal property owned or leased by such Company against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, which insurance is in full force and effect in all material respects.

         (q) SEC Filings. The information contained in the following documents, which the Companies have furnished to the Purchaser, or will furnish prior to the Closing, is or will be true and correct in all material respects as of their respective filing dates:

         (i) Joint Annual Report on Form 10-K for the year ended December 31, 1996, which Joint Annual Report includes the REIT's and the OPCO's most recently available audited financial statements together with the report thereon of the independent certified public accountants (the "Most Recent Financial Statements").

         (ii) Joint Quarterly Report on Form 10-Q for the quarters ended March 31, 1997, June 30, 1997 and September 30, 1997;

         (iii) The Companies' proxy statements on Form 14A relating to (i) the most recent Annual Meetings of the OPCO's and the REIT's Stockholders and (ii) any Special Meetings of the OPCO's Stockholders and the REIT's Stockholders which occurred during the 12-month period prior to the date hereof or for which a meeting date has been fixed and a proxy statement distributed;

         (iv) all other documents, if any, filed by or with respect to the REIT and the OPCO with the SEC since January 1, 1997 pursuant to Sections 13, 15(d) or 16(a) of the Exchange Act; and

         (v) a covenant compliance certification stating that none of the REIT and the OPCO and their respective subsidiaries are in default under any of its credit agreements or other financing arrangements involving at least $25 million in indebtedness.


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

          (r) Legal Opinion. Prior to the Closing, counsel to the Companies will deliver their legal opinions to the Purchaser in substantially the form of Exhibit A hereto (except that such opinion shall not contain paragraph (vi) of such Exhibit).

          (s) ERISA. The Companies and their affiliates are in compliance in all material respects with all applicable provisions of the Employee Retirement Income Security Act of 1974, as amended and the rules and regulations promulgated thereunder ("ERISA"). Except as would not have a Material Adverse
Effect: (i) neither a Reportable Event (as defined under ERISA) nor a Prohibited Transaction (as defined under ERISA) has occurred with respect to any Plan (as defined below) of the Companies and/or their affiliates; (ii) no notice of intent to terminate a Plan has been filed nor has any Plan been terminated within the past five years, to the Companies' knowledge no circumstance exists which constitutes grounds under Section 402 of ERISA entitling the Pension Benefit Guaranty Corporation ("PBGC") to institute proceedings to terminate, or appoint a trustee to administer, a Plan, nor has the PBGC instituted any such proceedings; (iii) the Companies and their affiliates have not completely or partially withdrawn under Sections 4201 or 4202 of ERISA from any Multiemployer Plan (as defined therein); the Companies and their affiliates have met the minimum funding requirements of Section 412 of the Internal Revenue Code of 1986, as amended (the "Code") and Section 302 of ERISA with respect to each Plan and there is no unfunded current liability (as defined below) with respect to any Plan; (iv) the Companies and their affiliates have not incurred any liability to the PBGC under ERISA (other than for the payment of premiums under Section 4007 of ERISA); (v) no part of the funds to be used by the Companies in satisfaction of their obligations under this Agreement or the Purchase Price Adjustment Mechanism constitute "plan assets" of any "employee benefit plan" within the meaning of ERISA or of any "plan" within the meaning of Section 4975(o)(1) of the Code, as interpreted by the Internal Revenue Service and the U.S. Department of Labor in rules, regulations, releases and bulletins or as interpreted under applicable case law. As used below, "Plan" means an "employee benefit plan" or "plan" as described In Section 3(3) of ERISA and "unfunded current liability" has the meaning provided in Section 302(d)(8)(A) of ERISA.

          (t) Certificate. Each Company shall deliver to the Purchaser a certificate of such Company executed by an executive officer of such Company, to be dated the Closing Date in form and substance satisfactory to the Purchaser to the effect that (i) the representations and warranties of the Companies set forth in this Section 4 are true and correct as of the date of this Agreement and as of the date of such certificate, and (ii) such Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied on or prior to the date of such certificate. On any Relevant Date, upon request from the Purchaser (which shall be made no more frequently than once during any

30-day period), each Company shall deliver a certificate of such Company executed by an executive officer of such Company to be dated the date of its delivery in form and substance satisfactory to the Purchaser to the effect set forth in the previous sentence; provided that such certificate may state exceptions to the representations and warranties of the Companies set forth in this Section 4 that do not, in the reasonable judgment of the Companies and the Purchaser, require disclosure in the Companies' SEC Filings in order that such SEC Filings will not contain a misstatement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (u) Environmental Protection. To the knowledge of the Companies, except as disclosed in the Companies' SEC Filings none of the Companies or their affiliates' properties contain any Hazardous Materials that, under any Environmental Law, (i) would impose liability on the Companies or any affiliate that is likely to have a Material Adverse Effect or (ii) is likely to result in the imposition of a lien on any asset owned, directly or indirectly, by the Companies that would have a Material Adverse Effect. To the knowledge of the Companies, neither of the Companies nor any of their affiliates is subject to any existing, pending or threatened investigation or proceeding by any governmental agency or authority with respect or pursuant to any Environmental Law, except any which would not be reasonably likely to have a Material Adverse Effect. As used herein, "Environmental Laws" mean all federal, state, local and foreign environmental, health and safety laws, codes and ordinances and all rules and regulations promulgated thereunder, including, without limitation laws relating to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes into the environment (including, without limitation, air, surface water, ground water, land surface or subsurface strata) or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, chemicals, or industrial, solid, toxic or hazardous substances or wastes; and "Hazardous Material" includes, without limitation, (i) all substances which are designated pursuant to Section 311 (b)(2)(A) of the Federal Water Pollution Control Act ("FWPCA"), 33 U.S.C. ss.1251 et seq; (ii) any element, compound, mixture, solution, or substance which is designated pursuant to Section 102 of the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), 42 U.S.C. ss.9601) et seq; (iii) any hazardous waste having the characteristics which are identified under or listed pursuant to Section 3001 of the Resource Conservation and Recovery Act ("RCRA"), 42 U.S.C. ss.6901 et seq.; (iv) any toxic pollutant listed under Section 307(a) of the FWPCA; (v) any hazardous air pollutant which is listed under Section 112 of the Clean Air Act, 42 U. S. ss.7401 et seq.; (vi) any imminently hazardous chemical substance or mixture with respect to which action has been taken pursuant to Section 7 of the

Toxic Substances Control Act, 15 U.S.C. ss.2601 et seq.; and (vii) petroleum, petroleum products, petroleum by-products, petroleum decomposition by-products, and waste oil.

         SECTION 5.  Representations, Warranties and Covenants of the Purchaser.
(a) Investment. The Purchaser represents and warrants to, and covenants with, the Companies that: (i) the Purchaser, taking into account the personnel and resources it can practically bring to bear on the purchase of the Purchase Shares contemplated hereby, is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in shares presenting an investment decision like that involved in the purchase of the Purchase Shares, including investments in securities issued by the Companies, and has requested, received, reviewed and considered all information it deems relevant in making an informed decision to purchase the Purchase Shares; (ii) the Purchaser is acquiring the number of Purchase Shares set forth in Section 2 above in the ordinary course of its business and for its own account for investment (as defined for purposes of the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the regulations thereunder) only and with no present intention of distributing any of such Purchase Shares or any arrangement or understanding with any other persons regarding the distribution of such Shares, except pursuant to a registration statement effective under, or an exemption from the registration requirements of, the Securities Act; (iii) the Purchaser will not, directly or indirectly, sell or otherwise dispose of (or solicit any offers to purchase or otherwise acquire) any of the Purchase Shares except in compliance with the Securities Act, the Rules and Regulations and any applicable state securities or blue sky laws or pursuant to an available exemption or exclusion therefrom; (iv) the Purchaser will, prior to the effectiveness of the Registration Statement, complete or cause to be completed the Registration Statement Questionnaire and the Stock Certificate Questionnaire, both attached hereto as Appendix 1, for use in preparation of the Registration Statement and the answers thereto will be true and correct to the best knowledge of the Purchaser as of the date thereof and as of the effective date of the Registration Statement; (v) the Purchaser has, in connection with its decision to purchase the number of Purchase Shares set forth in Section 2 above, relied solely upon the documents identified in Sections 4(e), 4(q), 4(r) and 4(t), the documents and information referred to in Sections 7(a)(iv) and 7(g) and the representations and warranties of the Company contained herein;
(vi) the Purchaser is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the Securities Act; (vii) the Purchaser is not a beneficial owner, as such term is defined in Rule 13d-3 under the Exchange Act, of five percent or more of the Paired Shares outstanding as shown in the Companies' Quarterly Reports on Form 10-Q for the quarter ended September 30, 1997 and (viii) the Purchaser understands that the Shares will contain a legend to the following effect:

                                   THE SHARES REPRESENTED BY THIS CERTIFICATE
                                   HAVE NOT BEEN REGISTERED UNDER THE
                                   SECURITIES ACT OF 1933. THE SHARES HAVE
                                   BEEN ACQUIRED FOR INVESTMENT AND MAY
                                   NOT BE SOLD, TRANSFERRED OR ASSIGNED IN
                                   THE ABSENCE OF AN EFFECTIVE REGISTRATION
                                   STATEMENT FOR THESE SHARES UNDER THE
                                   SECURITIES ACT OF 1933 OR AN OPINION OF THE
                                   COMPANY'S COUNSEL THAT REGISTRATION IS
                                   NOT REQUIRED UNDER SAID ACT.

          (b) Resale. The Purchaser acknowledges and agrees that the Shares are not transferable on the books of either the REIT or the OPCO unless the certificate submitted to the transfer agent evidencing the Shares is accompanied by a separate officer's certificate: (i) in the form of Appendix II hereto, (ii) executed by an officer of, or other authorized person designated by, the Purchaser, and (iii) to the effect that (A) the Shares have been sold in accordance with the Registration Statement, the Securities Act and the Rules and Regulations and any applicable state securities or blue sky laws or pursuant to valid exemptions or exclusions therefrom and (B) the requirement under the Securities Act of delivering a current prospectus has been satisfied. The Purchaser acknowledges that there may occasionally be times when the Companies must suspend the right of the Purchaser to effect sales of the Shares through use of the Prospectus forming a part of the Registration Statement until such time as an amendment to the Registration Statement has been filed by the Companies and declared effective by the SEC, or until such time as the Companies have filed an appropriate report with the SEC pursuant to the Exchange Act (each, a "Black-Out Period"); provided that no Black-Out Period shall exceed 90 consecutive days. The Purchaser hereby covenants that it will not sell any Shares pursuant to said Prospectus during the period commencing at the time at which the Companies give the Purchaser written notice of the suspension of the use of said Prospectus and ending at the time the Companies give the Purchaser written notice that the Purchaser may thereafter effect sales pursuant to said Prospectus. The Purchaser further covenants to notify the REIT and the OPCO promptly of the sale by the Purchaser of all of the Shares.

          (c) Due Execution, Delivery and Performance of this Agreement. The Purchaser further represents and warrants to, and covenants with, the Companies that (i) the Purchaser has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (ii) upon the execution and delivery of this Agreement, this Agreement shall constitute a valid and binding obligation of the Purchaser enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Purchaser in Section 7(e) hereof may be legally unenforceable.

          (d) Residence of the Purchaser. The Purchaser is organized under the laws of Delaware and has its principal place of business outside the United States.

          (e) No Affiliation. The Purchaser further represents and warrants to, and covenants with, the Companies that no officer, director or affiliate of the Purchaser is an officer, director or affiliate of any Company. The term "affiliate" has the meaning set forth in Rule 405 under the Securities Act.

         SECTION 6. Survival of Representations, Warranties and Agreements. Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Companies and the Purchaser herein and in the certificates for the Shares delivered pursuant hereto shall survive the execution of this Agreement, the Purchase Price Adjustment Mechanism, the delivery to the Purchaser of the Purchase Shares being purchased and the payment therefor.

         SECTION 7. Registration of the Shares; Compliance with the Securities Act.

         (a)   Registration Procedures and Expenses.  The Companies shall:

            (i) within 60 days after receipt of a demand from the Purchaser, which demand may not be made within 60 days after the Closing, prepare and file with the SEC Registration Statements (as defined below) covering the resale by the Purchaser, from time to time, of the Shares (not to exceed a number of Shares equal to 130% of the number of Purchase Shares) through the facilities of the New York Stock Exchange, the American Stock Exchange or the National Market System of The Nasdaq Stock Market or the facilities of any other national securities exchange on which the Paired Share is then traded or in privately negotiated transactions (the "Initial Registration Statements"). If the total number of Shares issued to the Purchaser hereunder and under the Purchase Price Adjustment Mechanism exceeds the number of Shares covered by the Initial Registration Statements, then the Companies shall prepare and file with the SEC such additional Registration Statements as shall be necessary to cover the resale by the Purchaser of such excess Shares in the same manner as contemplated by the Initial Registration Statements for the Shares covered thereby ("Additional Registration Statements"); provided that prior to delivering certificates evidencing any such excess Shares to the Purchaser, the Companies shall cause such Registration Statements to have become effective. For purposes of this Purchase Agreement, "Registration Statement" means a registration statement under the Securities Act on Form S-3 covering the resale by the Purchaser of up to a specified number of Shares, filed and maintained effective by the Companies pursuant to the provisions of this Section 7, including the Prospectus (as defined below) contained therein, any amendments and supplements to such registration statement, including all post-effective amendments thereto, and all exhibits and all material incorporated by reference into such registration statement;

            (ii) use all reasonable best efforts to cause the SEC to notify the Companies of the SEC's willingness to declare the Initial Registration Statements effective within 60 days after the Registration Statements are filed by the Companies; provided that the Companies will use their reasonable best efforts to cause such Initial Registration Statements to become effective no later than 90 days after the Closing Date;

            (iii) prepare and file with the SEC such amendments and supplements to the Registration Statements and the prospectus used in connection therewith (the "Prospectus") as may be necessary to keep the Registration Statements effective during the period set forth in
         Section III. A.4 of the Purchase Price Adjustment Mechanism;

            (iv) furnish to the Purchaser with respect to the Shares registered under the Registration Statements (and to each underwriter, if any, of such Shares) (A) such reasonable number of copies of Prospectuses, including any supplements and amendments thereto, (B) promptly following the effectiveness of such Registration Statements and thereafter on any Relevant Date upon request of the Purchaser (which shall be made no more frequently than once during any 30-day period) an opinion from counsel to the Companies covering the matters set forth on Exhibits A and B hereto and (C) such other documents as the Purchaser may reasonably request in order to facilitate the public sale or other disposition of all or any of the Shares by the Purchaser; promptly following the effectiveness of the Registration Statement and thereafter on any Relevant Date upon request of the Purchaser (which shall be made no more frequently than once during any 30-day period) provide access by the Purchaser and its counsel to documents and personnel of the Companies necessary to allow the Purchaser to perform a "due diligence" investigation of the Companies in a manner customary for underwriters in underwritten public offerings of equity securities;

            (v) use their reasonable best efforts to prevent the happening of any event that would cause such Registration Statements to contain an untrue statement of a material fact or an omission of a material fact necessary to make the statements therein not misleading or to be not effective and usable for resale of the Shares during the period that such Registration Statements are required to be effective and usable; provided that this paragraph 7(a)(v) shall in no way limit the Companies' right to suspend the right of the Purchaser to effect sales under the Registration Statement during any Black-Out Period as specified at Section 5(b) above;

            (vi) file documents required of the Companies for normal blue sky clearance in states specified in writing by the Purchaser, provided, however, that the Companies shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented; and

            (vii) bear all reasonable out-of-pocket expenses in connection with the procedures in paragraphs (i) through (vi) of this Section 7(a) and the registration of the Shares pursuant to the Registration Statements, including the reasonable fees and reasonable expenses of counsel or other advisers to the Purchaser, other than underwriting discounts, brokerage fees and commissions incurred by the Purchaser, if any.

         (b) Covenants in Connection with Registration.

            (i) The Companies hereby covenant with the Purchaser that (A) the Companies shall not file any Registration Statement or Prospectus relating to the resale of the Shares or any amendment or supplement thereto, unless a copy thereof shall have been first submitted to the Purchaser and the Purchaser did not object thereto in good faith (provided that if the Purchaser does not object within two business days of receiving any such material, they shall be deemed to have no objection thereto); (B) the Companies shall immediately notify the Purchaser of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or the initiation of any proceedings for such purpose; (C) the Companies shall make every commercially reasonable effort to obtain the withdrawal of any order suspending the effectiveness of such Registration Statement at the earliest possible moment; (D) the Companies shall notify the Purchaser of the receipt of any notification with respect to the suspension of the qualification of the Shares for sale under the securities or blue sky laws of any jurisdiction or the initiation of any proceeding for such purpose; and (E) the Companies shall as soon as practicable notify the Purchaser in writing of the existence of any fact which results in any Registration Statement, any amendment or post-effective amendment thereto, the Prospectus, any prospectus supplement or any document incorporated therein by reference containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and shall (except during a Black-Out Period) prepare a supplement or post-effective amendment to such Registration Statement or the Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Shares, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this clause (E) shall in no way limit the Companies' right to suspend the right of the Purchaser to effect sales under the Registration Statement during any Black-Out Period as specified at Section 5(c) above.

           (ii) The Purchaser shall notify the Companies at least two business days prior to the date on which the Purchaser intends to commence effecting any resales of Shares under Registration Statement and if the Companies do not, within such two-day period, advise the Purchaser of the existence of any facts of the type referred to in Section 7(b)
         (i)(E) above, then the Companies shall be deemed to have certified and represented to the Purchaser that no such facts then exist and the Purchaser may rely on such certificate and representation in making such sales. The preceding sentence shall in no way limit the Companies' obligations under Section 7(b)(i) above.

          (c) Extension of Required Effectiveness. In the event that the Companies shall give any notice required by Section 7(b)(i)(E) hereof, the period during which the Companies are required to keep such Registration Statement effective and useable shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when the Purchaser is advised in writing by the Companies that the use of the Prospectuses may be resumed.

          (d) Transfer of Shares after Registration. The Purchaser agrees that it will not effect any disposition of the Shares that would constitute a sale within the meaning of the Securities Act or pursuant to any applicable state securities or blue sky laws except as contemplated in Registration Statements referred to in
Section 7(a) or except pursuant to any exemption from the registration requirements of the Securities Act (including, without limitation, Rule 144 promulgated thereunder and any successor thereto) and that it will promptly notify the Companies of any changes in the information set forth in any such Registration Statements regarding the Purchaser or the Plan of Distribution.

          (e) Indemnification. For the purpose of this Section 7(e), the term "Registration Statement" shall include any final prospectus, exhibit, supplement or amendment included in or relating to any Registration Statement referred to in Section 7(a).

            (i) Indemnification by Companies. For purposes of this Section 7(e), the Companies agree to indemnify and hold harmless the Purchaser and as more particularly described herein. The Companies agree to indemnify and hold harmless the Purchaser and each person, if any, who controls the Purchaser within the meaning of the Securities Act, against any losses, claims, damages, liabilities or expenses, joint or several, to which the Purchaser or such controlling person may become subject (including in settlement of any litigation, if such settlement is effected with the written consent of the Companies), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, including the Prospectus, financial statements and schedules, and all other documents filed as a part thereof, as amended at the time of effectiveness of such Registration Statement, including any information deemed to be a part thereof as of the time of effectiveness pursuant to paragraph (b) of Rule 430A, or pursuant to Rule 434, of the Rules and Regulations, or the Prospectus, in the form first filed with the SEC pursuant to Rule 424(b) of the Regulations, or filed as part of such Registration Statement at the time of effectiveness if no Rule 424(b) filing is required, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in any of them not misleading, and will reimburse the Purchaser and each such controlling person for any legal and other expenses as such expenses are reasonably incurred by the Purchaser or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. The Companies will also indemnify selling brokers, dealers and similar securities industry professionals participating in the sale or resale of the Shares, their officers, directors and partners and each person who controls any such person within the meaning of the Securities Act, provided, however, that the Companies will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, such Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Companies (A) by or on behalf of the Purchaser expressly for use therein or (B) any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Purchaser prior to the pertinent sale or sales by the Purchaser and not delivered by the Purchaser in connection with such sale or sales.

            (ii) Indemnification by the Purchaser. The Purchaser will indemnify and hold harmless the Companies, each of their directors, each of their officers who signed any Registration Statement and each person, if any, who controls the Companies within the meaning of the Securities Act, against any losses, claims, damages, liabilities or expenses, joint and several, to which the Companies, each of their directors, each of their officers who signed any Registration Statement or any controlling person may become subject (including in settlement of any litigation, if such settlement is effected with the written consent of the Purchaser) insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in such Registration Statement, such Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such Registration Statement, such Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Companies by or on behalf of the Purchaser expressly for use therein, and will reimburse the Companies, each of their directors, each of their officers who signed such Registration Statement and each controlling person for any legal and other expense reasonably incurred by the Companies, each of their directors, each of their officers who signed such Registration Statement or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action.

              (iii) Proceedings. Promptly after receipt by an indemnified party under this Section 7(e) of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 7(e), notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise than under the indemnity agreement contained in this Section 7(e) or to the extent it is not prejudiced as a proximate result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume and control the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be a conflict between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying parties, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 7(e) for any reasonable legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence
         (it being understood, however, that the indemnifying party shall be not liable for the expenses of more than one separate counsel, approved by such indemnifying party in the case of paragraph (a), representing the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party. Notwithstanding the foregoing, without the written consent of the indemnified party, the indemnifying party may not settle or agree to compromise of any such claim or action for which the indemnified party intends to seek reimbursement from the indemnifying party, and the indemnified party will permit the indemnifying party to settle or compromise any such action or suit at the indemnifying party's sole cost and expense if as a result thereof the indemnified party is provided a full and unconditional release of such claim or action.

              (iv) Contribution. If the indemnification provided for in this
         Section 7(e) is required by its terms but is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party under paragraphs (i), (ii) or (ii) of this Section 7(e) in respect of any losses, claims, damages, liabilities or expenses referred to herein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to herein in such proportion as is appropriate to reflect the relative benefits received by the Companies and the Purchaser from the purchase and sale of the Shares and the relative fault of the Companies and the Purchaser in connection with the statements or omissions or inaccuracies in the representations and warranties in this Agreement which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The respective relative benefits received by the Companies on the one hand and the Purchaser on the other shall be deemed to be in the same proportion as the amount paid by the Purchaser to the Companies pursuant to this Agreement for the Shares purchased by the Purchaser that were sold pursuant to any Registration Statement bears to the difference (the "Difference") between the amount the Purchaser paid for the Shares that were sold pursuant to such Registration Statement and the amount received by the Purchaser from such sale. The relative fault of the Companies and the Purchaser shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact or the inaccurate or the alleged inaccurate representation and/or warranty relates to information supplied by the Companies or by the Purchaser and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in paragraph (iii) of this Section 7(e) any reasonable legal or other fees or expenses incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in paragraph (iii) of this Section 7(e) with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this paragraph (iv); provided, however, that no additional notice shall be required with respect to any action for which notice has been given under paragraph (iii) for purposes of indemnification. The Companies and the Purchaser agree that it would not be just and equitable if contribution pursuant to this
         Section 7(e) were determined solely by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph. Notwithstanding the provisions of this Section 7(e), the Purchaser shall not be required to contribute any amount in excess of the amount by which the aggregate proceeds received by the Purchaser from the transactions contemplated hereby exceeds the amount of any damages that the Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

              (v) Relationship Between the REIT and the OPCO. The obligations set forth in this Section 7(e) shall in no way limit the ability of the Companies to allocate liability between themselves.

          (f) Termination of Conditions and Obligations. The conditions precedent imposed by Section 5 or this Section 7 upon the transferability of the Shares shall cease and terminate as to any particular number of the Shares when such Shares may, in the judgment of the Purchaser, be, and in fact are, sold under Rule 144(k) promulgated under the Securities Act. Further, as to any particular number of Shares, the conditions precedent imposed by Section 5 or this Section 7 on the transferability of such Shares shall cease and terminate at such earlier time as an opinion of counsel satisfactory to the Companies and the Purchaser shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act with respect to such Shares. In each such case, the Companies' obligation to maintain effective Registration Statements with respect to such Shares which are no longer subject to the restrictions and limitations of Section 5 and this Section 7 shall cease.

          (g) Information Available. So long as any Registration Statement covering the resale of any Shares owned by the Purchaser is effective, the Companies will furnish to the Purchaser:

              (i) as soon as practicable after available, one copy of (A) its Joint Annual Report to Stockholders, (B) its Joint Annual Report on Form 10-K, (C) its joint Quarterly Reports to Stockholders, (D) its joint quarterly reports on Form 10-Q, (E) a full copy of the particular Registration Statements covering the Shares (the foregoing, in each case, excluding exhibits) and (F) upon request, any or all other public filings under the Exchange Act by the Companies; and

              (ii) upon the reasonable request of the Purchaser, a reasonable number of copies of the Prospectuses to supply to any other party requiring such Prospectuses;

and the Companies, upon the reasonable request of the Purchaser, will meet with the Purchaser or a representative thereof at the Companies headquarters to discuss all information relevant for disclosure in such Registration Statements covering the Shares, subject to appropriate confidentiality limitations.

          (h) Non-Exclusivity. The rights and remedies provided under Section 7(e) hereof shall not be in limitation or exclusion of any rights or remedies available to a party, whether by agreement, at law, in equity or otherwise, with respect to the inaccuracy of any representation or warranty by, or the breach of any covenant of, the other party made herein or in the Purchase Price Adjustment Mechanism.

          (i) Notice Requirement. The REIT and OPCO each covenants and agrees that it will notify the Purchaser at any time it becomes aware that as a result of a change in the REIT's and the OPCO's capital stock the Purchaser beneficially holds more than 4.9% of the REIT's and the OPCO's Paired Shares.

          (j) Transfer of Shares. The Companies covenant and agree to use their best efforts to cause the transfer agent to effect promptly any transfer of the Shares requested by the Purchaser and to cause the transfer agent to remove promptly the restrictive legend from the Shares upon presentation to the transfer agent of all necessary documentation.

          (k) Underwriting Agreement. If the Companies elect Underwritten Sale as the unwind method for a settlement under the Purchase Price Adjustment Mechanism, the Companies and the Purchaser shall enter into an underwriting agreement with the underwriters for such Underwritten Sale in customary form for an Underwritten Sale effected in the manner contemplated.

         SECTION 8. Registration Exemptions. For so long as the REIT and the OPCO are subject to the reporting requirements of Section 13 or 15 of the Exchange Act, the REIT and the OPCO covenant that they will file the reports required to be filed by them under the Securities Act and Section 13(a) and 15(d)
of the Exchange Act and the rules and the regulations adopted by the Commission thereunder.

         SECTION 9. Broker's Fee. Other than any fees payable under or in connection with the Purchase Price Adjustment Mechanism, each of the parties hereto hereby represents that, on the basis of any actions and agreements by it, there are no brokers or finders entitled to compensation in connection with the sale or issuance of the Shares to the Purchaser.

         SECTION 10. Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed by first-class registered or certified airmail, by telegram or telecopy or sent by nationally recognized overnight express courier postage prepaid, and shall be deemed given when so mailed or for telecopies, when transmitted and receipt confirmed, and shall be delivered as addressed as follows:

          (a) If to the Companies, to:

                  Patriot American Hospitality, Inc.

                  1950 Stemmons Freeway, Suite 6001
                  Dallas, Texas 75207
                  Attn: John P. Bohlmann
                  Telecopier: (214) 863-1527

                  and

                  Wyndham International, Inc.
                  1950 Stemmons Freeway, Suite 6001
                  Dallas, Texas 75207
                  Attn: Carla S. Moreland
                  Telecopier: (214) 863-1527
                  with a copy so mailed to:

                  Goodwin, Procter & Hoar LLP
                  Exchange Place
                  Boston, Massachusetts 02109-2881
                  Attn: Gilbert G. Menna, P.C.
                  Telecopier: 617-523-1231

          (b) if to the Purchaser, to NMS Services, Inc. c/o NationsBanc Montgomery Securities LLC at 9 W. 57th Street, 47th Floor, New York, New York 10019, Attention: Christopher J. Innes,
          Telecopier: 212-583-8573 or at such other address or addresses as may have been furnished to the Companies in writing.

          SECTION 11. Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Companies and the Purchaser.

          SECTION 12. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

          SECTION 13. Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

          SECTION 14.  Governing Law, Jurisdiction.

          (a) This Agreement shall be governed by and construed in accordance with the laws of the State of New York (without regard to the conflicts of law principles thereof) and of the federal law of the United States of America.

          (b) Each of the Companies (i) hereby irrevocably submits to the jurisdiction of, and agrees that any suit shall be brought in, the state and federal courts located in the City and County of New York for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement or the transactions contemplated hereby and (ii) hereby waives to the extent not prohibited by applicable law, and agrees not to assert, by way of motion, as a defense or otherwise, in any such proceeding, any claim that is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that any such proceeding brought in one of the above-named courts is brought in an inconvenient forum, that the venue of any such proceeding brought in one of the above-named courts is improper, or that this Agreement, or the transactions contemplated hereby may not be enforced in or by such court.

         SECTION 15. Transfer to Affiliate. Notwithstanding anything herein to the contrary, the Purchaser may transfer the Purchase Shares to any affiliate of the Purchaser, together with all of the Purchaser's rights hereunder; provided that (i) such affiliate shall assume and be subject to all of the Purchaser's obligations hereunder; (ii) such affiliate shall be an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the Securities Act; (iii) such transfer shall be consistent with the investment representations set forth at Section 5 hereto and (iv) such affiliate shall assume the rights and obligations of the Purchaser under the Purchase Price Adjustment Mechanism. In the event of such an assignment, such affiliate shall in all respects be substituted for the Purchaser as a party hereto and to the Purchase Price Adjustment Mechanism.

         SECTION 16. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party and delivered to the other parties.

         SECTION 17.  Waiver of Trial by Jury.  EACH PARTY HEREBY
IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO JURY TRIAL
IN CONNECTION WITH ANY ACTION OR PROCEEDING ARISING
OUT OF OR RELATING TO THIS AGREEMENT.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.


                                               PATRIOT AMERICAN
                                                    HOSPITALITY, INC.

                                               By:
                                                  -----------------------------
                                                      Name:
                                                      Title:


                                               WYNDHAM INTERNATIONAL, INC,

                                               By:
                                                  -----------------------------
                                                      Name:
                                                      Title:


                                               NMS SERVICES, INC.

                                               By:
                                                  -----------------------------
                                                      Name:
                                                      Title:


                                               NATIONSBANC MONTGOMERY
                                                    SECURITIES LLC, as agent

                                               By:
                                                  -----------------------------
                                                      Name:
                                                      Title:

                                                                      APPENDIX I
                                                                    (one of two)

                         STOCK CERTIFICATE QUESTIONNAIRE

         Pursuant to Section 3 of the Agreement, please provide us with the following information:

1. The exact name that your Shares are to be registered in (this is the name that will appear on your stock certificate(s)). You may use a nominee name if appropriate:

                                            ------------------------------------


2. All relationships between the Purchaser and the Registered Holder listed in response to item 1 above:

                                            ------------------------------------


                                            ------------------------------------


                                            ------------------------------------


3. The mailing address of the Registered Holder listed in response to item 1 above:

                                            ------------------------------------


                                            ------------------------------------


                                            ------------------------------------


                                            ------------------------------------


4. The Social Security Number or Tax Identification Number of the Registered Holder listed in response to item 1 above:

                                            ------------------------------------

                                                                      APPENDIX I
                                                                    (two of two)


                      REGISTRATION STATEMENT QUESTIONNAIRE

         In connection with the preparation of the Registration Statement, please provide us with the following information:

         1. Pursuant to the "Selling Shareholders" section of the Registration Statement, please state your or your organization's name exactly as it should appear in the Registration Statement:

         2. Please provide the number of shares that you or your organization will own immediately after Closing, including those Shares purchased by you or your organization pursuant to this Purchase Agreement and those shares purchased by you or your organization through other transactions:

         3. Have you or your organization had any position, office or other material relationship within the past three years with the REIT, the OPCO or any of their affiliates?

                  _____ Yes                          _____ No

               If yes, please indicate the nature of any such relationships below:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                     APPENDIX II

Attention:


                     HOLDER'S CERTIFICATE OF SUBSEQUENT SALE

         The undersigned, [an officer of, or other person duly authorized by] ______________________________________ hereby certifies that [he/she] [fill in official name of individual or institution] [said institution] is the holder of the shares evidenced by the attached certificate, and as such, sold such shares on _______ in accordance with
                                                     [date]
Registration Statement number ________________________________________,
                   [fill in number or otherwise identify Registration Statement]

the Securities Act of 1933, as amended, and any applicable state securities or blue sky laws and the requirement of delivering a current prospectus by the REIT and the OPCO has been complied with in connection with such sale.

Print or Type:

         Name of Holder
           (Individual or
           Institution):            _________________

         Name of Individual
           representing
           Holder (if an
           Institution):            _________________

         Title of Individual
           representing
           Holder (if an
           Institution):            _________________

Signature by:

         Individual Holder
           or Individual repre-
           senting Holder:          _________________

                                                                       EXHIBIT A


                           FORM OF OPINION OF COUNSEL


                                                                          [Date]


NMS Services, Inc.
c/o  NationsBanc Montgomery Securities LLC
9 West 57th Street
47th Floor
New York, NY 10019

Re: Patriot American Hospitality, Inc., a Delaware corporation (the "Corporation") and Wyndham International, Inc., a Delaware corporation (the "Operating Company" and, together with the Corporation, the "Companies")

Ladies and Gentlemen:

         In connection with the purchase by NMS Services, Inc., a subsidiary of NationsBank Corporation (the "Purchaser"), of 4,900,000 shares of common stock, $.01 par value per share, of the Corporation ("Corporation Common Stock"), and 4,900,000 shares of common stock, $.01 par value per share, of the Operating Company ("Operating Company Common Stock"), we, as counsel for the Companies, have examined such corporate records, certificates and other documents, and such questions of law, as we have considered necessary or appropriate for the purposes of this opinion. The Corporation Common Stock and Operating Company Common Stock are paired and trade as a single unit consisting of one share of Corporation Common Stock and one share of Operating Company Common Stock ("Paired Common Stock"). The shares of Paired Common Stock being purchased by the Purchaser, as described above, are herein referred to as the "Purchased Shares".

         With your approval, we have relied as to certain matters on information obtained from public officials, officers of the Companies and other sources believed by us to be responsible. Also with your approval, we have assumed that the certificates for the Purchased Shares conform to the specimen thereof examined by us and have been duly countersigned by the transfer agent and duly registered by the registrar of the Corporation Common Stock and the Operating Company Common Stock, and have further assumed the genuineness of all

NMS Services, Inc.
[Date]
Page 2


signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies, the authenticity of the originals of such latter documents, and the legal capacity of natural persons, assumptions which we have not independently verified.

         In rendering the opinions expressed below, we express no opinion other than as to the Federal laws of the United States, the laws of the Commonwealth of Massachusetts, and the General Corporation Law of Delaware.

         Based on and subject to the foregoing, we are of the opinion that:

         (i) Each of the Companies has been duly incorporated and is an existing corporation in good standing under the laws of Delaware;

         (ii) The Purchased Shares have been duly authorized and, when the Purchased Shares are paid for by the Purchaser in accordance with the Purchase Agreement dated as of February 26, 1998 (the "Purchase Agreement") by and among the Companies and the Purchaser, will be validly issued, fully paid and non-assessable;

         (iii) The Purchase Agreement has been duly authorized, executed and delivered by each of the Companies;

         (iv) The Purchase Price Adjustment Mechanism dated as of February 26, 1998 between the Companies and the Purchaser has been duly authorized, executed and delivered by each of the Companies;

         (v) The ISDA Master Agreement (including the Schedule to that Agreement) dated as of February 26, 1998 between the Companies and the Purchaser has been duly authorized, executed and delivered by each of the Companies; and

         (vi) The execution and delivery of the Purchase Agreement and the Purchase Price Adjustment Mechanism by the Companies and the performance by the Companies of their respective obligations thereunder (i) will not result in any violation of the provisions of the charter or by-laws of either Company or any subsidiary; (ii) will not to the best knowledge of such counsel constitute a breach of, or default under any material contracts filed as exhibits to the Companies'

SEC Filings (as defined in the Purchase Agreement) except such breach, default, lien, charge or encumbrance which individually or in the aggregate would not have a material adverse effect on the condition, financial or otherwise or on the earnings, assets, business affairs or business prospects of the Companies and their respective subsidiaries considered as an enterprise (a "Material Adverse Effect"); and (iii) to the best knowledge of such counsel, will not result in any violation of any law or administrative regulation applicable to either Company or any of their respective subsidiaries the violation of which would, individually or in the aggregate, have a Material Adverse Effect.

         The opinions set forth herein are based upon currently existing statutes, rules and regulations and are rendered as of the date hereof, and we disclaim any obligation to advise you of any change in any of the foregoing sources of law or subsequent developments in law or changes in facts or circumstances which might affect any matters or opinions set forth herein.

         The opinions set forth herein are furnished by us as counsel for the Companies to you and are solely for your benefit.


                                            Very truly yours,

                                                                       EXHIBIT B


                   OPINION MATTERS FOR REGISTRATION STATEMENTS

[opinion paragraphs to be delivered in connection with resale registration statements]

         Each of the REIT and the OPCO is duly organized, validly existing and in good standing under the laws of the State of Delaware, and each of the REIT and the OPCO has the requisite corporate power and authority to own its properties and to conduct its business as presently conducted. The REIT is a real estate investment trust duly organized, validly existing and in good standing as a business REIT under the laws of the State of Delaware, and the REIT has the requisite corporate power and authority to own its properties and to conduct its business as is presently conducted.

         The [Additional] Shares have been duly authorized and are validly issued, nonassessable and fully paid, and are not subject to any preemptive or similar rights.

         The Registration Statement has been declared effective under the Securities Act; to our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened; and the Registration Statement, the Final Prospectus, and each amendment thereof or supplement thereto (except for the financial statements, schedules and the notes thereto and the other financial data included or incorporated by reference therein, as to which we express no opinion) comply as to form in all material respects with the requirements of the Securities Act and the Exchange Act and the respective rules of the Commission thereunder.

         While we have not verified, and are not passing upon and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement or Final Prospectus, we have participated in reviews and discussions in connection with the preparation of the Registration Statement and Final Prospectus, and advise you that, in the course of such reviews and discussions, nothing has come to our attention which would lead us to believe (i) that the Registration Statement at the time it became effective (except for the financial statements and the notes thereto and the other financial data included or incorporated by reference therein, as to which we express no belief) contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein not misleading or (ii) that the Final Prospectus on the date thereof or on the date of this opinion (except for the financial statements and the notes thereto and the other financial data included or incorporated by reference therein, as to which we express no belief) contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.


                                      B-2